NOMURA PARTNERS FUNDS, INC.

INDIA FUND

GREATER CHINA FUND

INTERNATIONAL EQUITY FUND

SUPPLEMENT DATED AUGUST 14, 2013

TO THE PROSPECTUS DATED JANUARY 28, 2013

This Supplement provides new and additional information beyond that which is contained in the Prospectus, and any supplements thereto. Please keep this Supplement and read it together with the Prospectus dated January 28, 2013, and other supplements.

Upon the recommendation of Nomura Asset Management U.S.A. Inc. (the “Advisor”), the board of directors (the “Board”) of Nomura Partners Funds, Inc. approved the liquidation and dissolution of the India Fund, the Greater China Fund and the International Equity Fund (each a “Fund” and collectively the “Funds”) effective on or about September 27, 2013 (the “Liquidation Date”). On or before the Liquidation Date, each Fund will begin an orderly transition of its respective portfolio to cash and cash equivalents and will no longer be pursuing its investment objective. Each Fund will sell all of its assets and, on the Liquidation Date, will automatically redeem all of its shares outstanding. The proceeds of any such redemption will be equal to the net asset value of such shares after dividend distributions, if any, required to eliminate any Fund-level taxes that have been made and the expenses and the liabilities of each Fund that have been paid or otherwise provided for.

The costs of the liquidation of each Fund, including the mailing of notification to shareholders, may be borne by each such Fund subject to the Advisor’s agreement to maintain each Fund’s total operating expenses at specified levels. Also, the Advisor has undertaken that it and its affiliate(s), who are a majority of the investors in each Fund, will not redeem their investment(s) in any Fund and will hold their shares until the Liquidation Date.

In conjunction with approving the liquidation of the Funds, the Board also continued the closure of the Funds to new investments (see Supplement dated July 16, 2013). Shareholders whose shares are automatically redeemed by a Fund on the Liquidation Date will receive the net asset value per share for all shares they own on the Liquidation Date without the deduction of any redemption fees or CDSC (the “Liquidation Distribution”).

At any time prior to the Liquidation Date, shareholders may exchange shares of a Fund for the same class of another Nomura Partners fund, as described under “How to Purchase, Exchange and Redeem Shares – How to Exchange Shares” in the Prospectus. Also, at any time prior to the Liquidation Date, shareholders may redeem their shares of a Fund and receive the net asset value thereof pursuant to the procedures set forth under “How to Purchase, Exchange and Redeem Shares – How to Redeem Shares” in the Prospectus. No sales charges, redemption or termination fees will be imposed in connection with such exchanges and redemptions.

The exchange of a Fund’s shares for shares of another Nomura Partners fund, the redemption of Fund shares or the receipt of the Liquidation Distribution will be treated as a sale of a Fund’s shares for U.S. federal income tax purposes. Shareholders should review the discussion under “Taxes” in the Statement of Additional Information dated January 28, 2013. This Supplement and the discussion under “Taxes” in the Statement of Additional Information do not address all aspects of U.S. federal income taxation that may be relevant to shareholders in light of their particular circumstances or to shareholders subject to special treatment under U.S. federal income tax laws (including corporate shareholders that own 80% or more of a Fund’s shares).

Shareholders should consult their tax advisors to determine the federal, state, and other income tax consequences of the exchange of Fund shares for shares of another Nomura Partners fund, the redemption of Fund shares or receiving the Liquidation Distribution with respect to their particular tax circumstances.

INVESTMENT COMPANY ACT FILE NO: 811-01090

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